TRANSAMERICA SERIES TRUST

Transamerica PIMCO Total Return VP

Supplement to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

The Board of Trustees has approved the termination of Pacific Investment Management Company LLC as sub-adviser to Transamerica PIMCO Total Return VP (the “portfolio”). The Board has also approved a new investment sub- advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, subject to approval by the portfolio’s investors.

Because AUIM is an affiliate of TAM, the new investment sub-advisory agreement between TAM and AUIM with respect to the portfolio must be approved by investors. A proxy statement describing the proposed sub-advisory agreement is expected to be mailed to portfolio investors in August 2022. If approved by portfolio investors, it is anticipated that the change in sub-adviser would occur on or about November 1, 2022. At that time, among other things, the portfolio is expected to be renamed and certain changes would be made to the portfolio’s investment objective, principal investment strategies, principal risks, management fee schedule and sub-advisory fee schedule.

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Investors Should Retain this Supplement for Future Reference

June 28, 2022